UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                July 26, 2006

                                TriCo Bancshares
             (Exact name of registrant as specified in its charter)

       California                   0-10661                   94-2792841
------------------------        ---------------          --------------------
     (State or other         (Commission File No.)         (I.R.S. Employer
     jurisdiction of                                      Identification No.)
incorporation or organization)

                 63 Constitution Drive, Chico, California 95973
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:(530) 898-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

 [ ] Soliciting  material pursuant to rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

 [ ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


Item 2.02:  Results of Operations and Financial Condition
---------------------------------------------------------

On July 26, 2006 TriCo Bancshares announced its quarterly earnings for the period ended June 30, 2006. A copy of the press release is attached as Exhibit
99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01: Exhibits
-------------------

(c)  Exhibits

         99.1  Press release dated July 26, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            TRICO BANCSHARES

Date:  July 26, 2006         By:  /s/ Thomas J. Reddish
                                   --------------------------------------
                                   Thomas J. Reddish, Executive Vice
                                   President and Chief Financial Officer
                                   (Principal Financial and Accounting
                                   Officer)


INDEX TO EXHIBITS

Exhibit No.                Description
-----------                --------------------------------------------

    99.1                   Press release dated July 26, 2006

PRESS RELEASE                                       Contact:   Thomas J. Reddish
For Immediate Release                               EVP & CFO (530)898-0300


                      TRICO BANCSHARES QUARTERLY EARNINGS

CHICO,  Calif. - (July 26, 2006) - TriCo
Bancshares (NASDAQ: TCBK), parent company of Tri Counties Bank, today announced quarterly earnings of $6,557,000 for the quarter ended June 30, 2006. This represents a 14.3% increase when compared with earnings of $5,737,000 for the quarter ended June 30, 2005. Diluted earnings per share for the quarter ended June 30, 2006 increased 14.3% to $0.40 from $0.35 for the quarter ended June 30, 2005. Total assets of the Company increased $150,513,000 (8.8%) to
$1,871,156,000  at June 30, 2006 from  $1,720,643,000  at June 30,  2005.  Total loans of the Company increased $205,956,000 (16.5%) to $1,456,008,000 at June 30, 2006 from $1,250,052,000 at June 30, 2005. Total deposits of the Company increased $114,263,000 (8.2%) to $1,514,440,000 at June 30, 2005 from
$1,400,177,000 at June 30, 2005. Diluted earnings per share for the six months ended June 30, 2006 and 2005 were $0.80 and $0.67, respectively, on earnings of $13,092,000 and $10,976,000, respectively.

The improvement in results from the year-ago quarter was due to a $1,997,000 (10.3%) increase in fully tax-equivalent net interest income to $21,358,000, and a $221,000 (3.5%) increase in noninterest income to $6,531,000. These contributing factors were partially offset by a $759,000 (4.9%) increase in noninterest expense to $16,276,000 for the quarter ended June 30, 2006.

The increase in net interest income (FTE) was due to a $165,037,000 (10.9%) increase in average balances of interest-earning assets to $1,676,705,000 that was minimally offset by a 0.02% decrease in net interest margin (FTE) to 5.10%. The decrease in net interest margin was mainly due to an 0.18% increase in the impact of net noninterest-bearing funds to 0.53% from 0.35% in the year-ago quarter that was offset by a 0.20% decrease in net interest spread as the average yield on interest-earning assets increased 0.68% while the average rate paid on interest-bearing liabilities increased 0.88% from the year-ago three month period.

The Company provided $554,000 for loan losses in the second quarter of 2006 versus $561,000 in the second quarter of 2005. During the second quarter of 2006, the Company recorded $305,000 of net loan charge offs versus $232,000 of net loan charge-offs in the year earlier quarter. The $305,000 of net loan charge-offs during the second quarter of 2006 represented 0.085% of average loan balances on an annualized basis. At June 30, 2006, the Company's combined allowance for loan losses ($16,893,000) and reserve for unfunded commitments ($1,849,000) represented 479% of non-performing loans net of government agency guarantees ($3,913,000).

The increase in noninterest income from the year-ago quarter was mainly due to a $364,000 (10.9%) increase in service charges on deposit accounts to $3,706,000 and a $115,000 (14.7%) increase in ATM fees and interchange to $896,000 that were partially offset by a $136,000 (20.6%) decrease in commissions on sale of nondeposit investment products to $524,000, and a $116,000 (27.0%) decrease in gain on sale of loans to $313,000. The increase in service charges on deposit accounts was primarily due to the introduction of a business overdraft privilege product in March 2005 and growth in customer count. The increase in ATM fees and interchange was due to growth in customer count and expansion of ATM network as part of new branch openings. The decrease in gain on sale of loans is due to a slowdown in residential mortgage refinance activity.

Noninterest expense for the second quarter of 2006 increased $759,000 (4.9%) compared to the second quarter of 2005. Salaries and benefits expense increased $210,000 (2.5%) to $8,618,000. The increase in salaries and benefits expense was mainly due to annual salary increases, and new employees at the Company's recently opened branches in Lincoln Roseville-Pleasant Grove (November 2005), Yuba City-Marketplace (January 2006), Folsom-Empire Ranch (March 2006), Natomas-Arena Blvd (April 2006), Antelope (May 2006), and Anderson (June 2006) that were partially offset by reduced performance incentive expenses. Other categories of noninterest expense including occupancy and ATM network charges also increased, in part, due to these newly opened branches. Advertising and marketing expense increased $198,000 (59.1%) to $533,000. Professional fees increase $236,000 (86.1%) to $510,000 due to increased audit fees and increased legal fees related to loan collection efforts.

As of June 30, 2006, the Company had repurchased 374,371 shares of its common stock under its stock repurchase plan announced on July 31, 2003 and amended on April 9, 2004, which left 125,629 shares available for repurchase under the plan.

Richard Smith, President and Chief Executive Officer commented, "We continue to execute our growth strategy within the Central Valley of California as evidenced by the opening of five branches during the first six months of 2006. These openings represent a 10% increase in our branch locations and a significant increase in our Sacramento-area market presence. We believe this strategy will allow us to continue to grow our Company in a profitable manner despite the current environment of a flat yield curve, increased competition for deposits and a slowdown in mortgage refinance activity. We are encouraged by the strong loan growth, the continued excellent credit quality of our loan portfolio and the steady increase in service charge and fee revenue we achieved during the most recent quarter."

In addition to the historical information contained herein, this press release contains certain forward-looking statements. The reader of this press release should understand that all such forward-looking statements are subject to various uncertainties and risks that could affect their outcome. The Company's actual results could differ materially from those suggested by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, variances in the actual versus projected growth in assets, return on assets, loan losses, expenses, rates charged on loans and earned on securities investments, rates paid on deposits, competition effects, fee and other noninterest income earned as well as other factors. This entire press release should be read to put such forward-looking statements in context and to gain a more complete understanding of the uncertainties and risks involved in the Company's business.

TriCo Bancshares and Tri Counties Bank are headquartered in Chico, California. Tri Counties Bank has a 30-year history in the banking industry. Tri Counties Bank operates 32 traditional branch locations and 21 in-store branch locations in 22 California counties. Tri Counties Bank offers financial services and provides a diversified line of products and services to consumers and businesses, which include demand, savings and time deposits, consumer finance, online banking, mortgage lending, and commercial banking throughout its market area. It operates a network of 60 ATMs and a 24-hour, seven days a week telephone customer service center. Brokerage services are provided at the Bank's offices by the Bank's association with Raymond James Financial, Inc. For further information please visit the Tri Counties Bank web-site at http://www.tricountiesbank.com.

                                      TRICO BANCSHARES - CONSOLIDATED FINANCIAL DATA
                                 (Unaudited. Dollars in thousands, except per share data)
                                                  Three months ended
                                            -------------------------------------------------------------------------------
                                                     June 30,     March 31,   December 31,     September 30,       June 30,
                                                     2006         2006        2005             2005                2005
                                            --------------------------------------------------------------------------------
Statement of Income Data
Interest income                                     $29,379         $27,978        $26,876        $25,334          $23,910
Interest expense                                      8,275           6,773          6,100          5,519            4,789
Net interest income                                  21,104          21,205         20,776         19,815           19,121
Provision for loan losses                               554             500            561            947              561
Noninterest income:
      Service charges and fees                        4,956           4,857          4,790          4,795            4,505
      Other income                                    1,575           1,591          1,832          1,837            1,805
Total noninterest income                              6,531           6,448          6,622          6,632            6,310
Noninterest expense:
      Salaries and benefits                           8,618           9,156          8,565          8,584            8,408
      Intangible amortization                           350             346            346            346              346
      Provision for losses -
       unfunded commitments                              36               -            139              3               39
      Other expense                                   7,272           6,920          6,750          6,747            6,724
Total noninterest expense                            16,276          16,422         15,800         15,680           15,517
Income before taxes                                  10,805          10,731         11,037          9,820            9,353
Net income                                           $6,557          $6,535         $6,734         $5,961           $5,737
Share Data
Basic earnings per share                              $0.42           $0.42          $0.43          $0.38            $0.37
Diluted earnings per share                             0.40            0.40           0.41           0.37             0.35
Book value per common share                            9.96            9.68           9.52           9.30             9.10
Tangible book value per common share                  $8.75           $8.44          $8.25          $8.04            $7.81
Shares outstanding                               15,855,107      15,778,090     15,707,835     15,728,106       15,684,092
Weighted average shares                          15,798,565      15,736,544     15,711,257     15,687,547       15,701,867
Weighted average diluted shares                  16,388,855      16,379,595     16,336,888     16,330,035       16,288,728
Credit Quality
Non-performing loans, net of
       government agency guarantees                  $3,913          $4,048         $2,961         $3,048           $2,922
Other real estate owned                                   -               -              -              -                -
Loans charged-off                                       564             357            392            479              513
Loans recovered                                        $259            $275           $261           $436             $281
Allowance for losses to total loans(1)                1.29%           1.32%          1.30%          1.32%            1.32%
Allowance for losses to NPLs(1)                        479%            456%           609%           573%             567%
Allowance for losses to NPAs(1)                        479%            456%           609%           573%             567%
Selected Financial Ratios
Return on average total assets                        1.42%           1.43%          1.51%          1.37%            1.37%
Return on average equity                             16.68%          16.93%         18.00%         16.26%           16.03%
Average yield on loans                                7.44%           7.24%          7.11%          6.93%            6.85%
Average yield on interest-earning assets              7.07%           6.86%          6.72%          6.51%            6.39%
Average rate on interest-bearing liabilities          2.50%           2.11%          1.94%          1.79%            1.62%
Net interest margin (fully tax-equivalent)            5.10%           5.21%          5.21%          5.10%            5.12%
Total risk based capital ratio                        11.1%           11.1%          10.8%          11.2%            11.5%
Tier 1 Capital ratio                                  10.1%           10.0%           9.8%          10.1%            10.5%

(1)      Allowance for losses includes allowance for loan losses and reserve for unfunded commitments.



                                 TRICO BANCSHARES - CONSOLIDATED FINANCIAL DATA
                             (Unaudited. Dollars in thousands, except per share data)
                                               Three months ended
                                          --------------------------------------------------------------------------
                                               June 30,        March 31,      December 31,    September 30,   June 30,
                                               2006            2006           2005            2005            2005
                                          --------------------------------------------------------------------------
Cash and due from banks                          $84,663        $78,742       $90,562        $85,413        $79,287
Federal funds sold                                   526              -         2,377            218            235
Securities, available-for-sale                   221,828        244,441       260,278        271,134        288,902
Federal Home Loan Bank Stock                       8,103          7,691         7,602          7,516          7,440
Loans
      Commercial loans                           146,952        134,049       143,175        141,057        137,620
      Consumer loans                             517,588        510,809       508,233        494,277        456,247
      Real estate mortgage loans                 642,422        630,821       623,511        600,875        573,836
      Real estate construction loans             149,046        124,429       110,116         91,881         82,349
Total loans, gross                             1,456,008      1,400,108     1,385,035      1,328,090      1,250,052
Allowance for loan losses                        (16,893)       (16,644)      (16,226)       (15,796)       (14,892)
Premises and equipment                            21,597         21,068        21,291         21,223         21,182
Cash value of life insurance                      42,571         42,168        41,768         41,519         41,099
Goodwill                                          15,519         15,519        15,519         15,519         15,519
Intangible assets                                  3,711          4,061         4,407          4,373          4,719
Other assets                                      33,523         32,372        28,662         27,647         27,100
Total assets                                   1,871,156      1,829,526     1,841,275      1,786,856      1,720,643
Deposits
      Noninterest-bearing demand deposits        354,576        354,514       368,412        346,456        332,887
      Interest-bearing demand deposits           235,100        249,064       244,193        243,926        236,134
      Savings deposits                           388,847        432,087       438,177        449,893        466,062
      Time certificates                          535,917        491,726       446,015        398,024        365,094
Total deposits                                 1,514,440      1,527,391     1,496,797      1,438,299      1,400,177
Federal funds purchased                           96,700         45,800        96,800        103,200         83,000
Reserve for unfunded commitments                   1,849          1,813         1,813          1,674          1,671
Other liabilities                                 24,964         29,046        23,744         24,412         24,161
Other borrowings                                  33,971         31,441        31,390         31,711         27,628
Junior subordinated debt                          41,238         41,238        41,238         41,238         41,238
Total liabilities                              1,713,162      1,676,729     1,691,782      1,640,534      1,577,875
Total shareholders' equity                       157,994        152,797       149,493        146,322        142,768
Accumulated other
      comprehensive loss                          (5,629)        (5,330)       (3,825)        (2,538)        (1,468)
Average loans                                  1,427,735      1,384,541     1,344,654      1,284,977      1,209,061
Average interest-earning assets                1,676,705      1,646,777     1,615,901      1,574,392      1,511,668
Average total assets                           1,850,487      1,822,441     1,784,018      1,744,015      1,679,653
Average deposits                               1,497,571      1,498,825     1,473,625      1,421,055      1,407,586
Average total equity                            $157,232       $154,410      $149,619       $146,660       $143,196

